Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

Case #: 09-14254MJ

MONTHLY OPERATING REPORT

Period: May 24, 2010 - June 20, 2010

Fleetwood Enterprises, Inc.

Cash Reconciliation Summary

Case #: 09-14254MJ

20-Jun-10

						RESTRICTED					RESTRICTED
						CASH					CASH
	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
		FHI	FHI	FEI		Cash	FHI	FEI	FEI	FHI	Prepaid
	Per	Cash Collections	Main	Main	Revolver	Collateral	Investment	Investment	Payroll	Payroll	Credit Card
	Reconciliation	14200	27063	27064	FLT00-AR	63587	404875	404850	62771	62795	61059

Balance as of 5/23/10	28,915,079	11,506	1,212,281	552,990	—	3,607,466	12,096,762	(0)	206	0	55,663

Receipts	3,932,204	3,425,020	—	506,410	—	774	—	—	—	—	—

Transfers In	12,264,508	—	4,427,982	1,900,000	3,436,527	—	2,500,000	—	—	—	—

Transfers Out	(12,264,508)	(3,436,527)	(4,400,000)	—	(3,427,982)	—	(1,000,000)	—	—	—	—

Disbursements	(2,221,293)	—	(315,337)	(1,955,277)	(8,545)	—	—	—	—	—	—

Intercompany Transactions		—	—

Other Misc. Adjustments	(20)

Balance as of 06/20/10	30,625,970	(0)	924,926	1,004,123	(0)	3,608,240	13,596,762	(0)	206	0	55,663

Balance from sub schedules	30,625,970	(0)	924,926	1,004,123	—	3,608,240	13,596,762	(0)	206	0	55,663
Variance	—	—	—	—	(0.00)	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	(0.00)	—	—	—	—	—	—

	RESTRICTED	RESTRICTED		RESTRICTED	RESTRICTED	RESTRICTED	RESTRICTED
	CASH	CASH		CASH	CASH	CASH	CASH
	(M)	(N)	(O)	(P)	(Q)	(R)	(S)
	Control	Utility	AIP	AIP	CAVCO		CMH
	Disburse.	Deposit	Deposit	Deposit	Deposit		Deposit		Variance MOR	Variance	Adjusted
	61412	61059	69758	69550	71799	BofA Escrow	71195	Total	vs. Bank	reclass	Variance	Notes

Balance as of 5/23/10	532,938	201,375	—	—	669,027	10,295,000	—	29,235,214	320,135	(320,135)	—	(a)

Receipts	—	—	—	—	—	—	—	3,932,204	—	—	—

Transfers In	—	—	—	—	—	—	—	12,264,508	—		—

Transfers Out	—	—	—	—	—	—	—	(12,264,508)	—		—

Disbursements	—	—	—	—	—	—	—	(2,279,159)	(57,867)	320,155	262,288	(b)

Intercompany Transactions								—	—	—	—

Other Misc. Adjustments								—	20	(20)	—

Balance as of 06/20/10	532,938	201,375	—	—	669,027	10,295,000	—	30,888,259	262,288	—	262,288

Balance from sub schedules	532,938	201,375	—	—	669,027	10,295,000	—	30,888,259			0
Variance	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	—	—	—	—

Outstanding Checks Roll Forward

Outstanding Checks 5/23/10	320,134.93
Total Check Disbursements in Jun-10	1,106,870.65
Cleared Checks from previous periods	(202,614.29)
Cleared Checks from current period	(962,122.96)
Additional voided checks issued prior to 5/24/10	20.00
Outstanding Checks 6/20/10	262,288.33
Total From I.B p3	262,288.33
—

Restricted Cash Summary:

Cash Collateral	$3,608,239.58
Prepaid Credit Card	55,663.43
Control Disbursement	532,937.67
Utility Deposit	201,375.24
AIP Deposit	—
BofA Escrow	10,295,000.00
CAVCO deposit	669,027.00
Canadian Receipts	—
$15,362,242.92

NOTE:  Fleetwood has a revolving secured credit facility with a syndicate of lenders lead by Bank of America (BoA).   All of the above accounts are maintained at BofA.  All cash receipts are recorded in account 14200 © and transferred to the revolver account FLT00-AR (F) to the extent there is a balance, with the excess going into either the cash collateral account 63587 (G) or investment accounts (H) of (J).  All disbursements are made through FHI account 27063 (D) or FEI account 27064 (E), depending on if the liability relates to the manufacturing operations (FHI) or Enterprise. We are providing this summary to help with the reconciliations that are represented by forms I.B to I.S in the monthly operating report.  Form I.B is a summary reconciliation that shows all receipts and disbursement activity.  Forms I.C - I.S represent an account analysis based on bank activity.

(a) Roll forward of outstanding checks & interco timing difference from previous period

(b) Current period Outstanding checks should tie to I.B p3

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Fleetwood Enterprise, Inc.
	Case Number:	09-14254MJ
	Operating Report Number:	15
Debtor(s).	For the Month Ending:	6/20/2010

I. CASH RECEIPTS AND DISBURSEMENTS

B. (GENERAL ACCOUNT*)

1.		TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$—

2.		LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00

3.		BEGINNING BALANCE:		$28,915,078.75

4.		RECEIPTS DURING CURRENT PERIOD:
		Accounts Receivable - Post-filing	3,932,204.03
		Accounts Receivable - Pre-filing
		General Sales
	Other (Specify)	Gibraltar payment
		Sale of Assets
		Non-trade receipts (employee purchases, tax refunds, interest income, etc.)

		**Other (Specify)

		TOTAL RECEIPTS THIS PERIOD:		3,932,204.03

5.		BALANCE:		$32,847,282.78

6.		LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
		Transfers to Other DIP Accounts (from page 2)	0.00
		Disbursements (from page 2)	2,221,312.59

		TOTAL DISBURSEMENTS THIS PERIOD:***		2,221,312.59

		UNRECONCILED AMOUNT		0.00

		LOAN REVOLVER BALANCE		(0.00)

7.		ENDING BALANCE:		$30,625,970.19

8.		General Account Number(s):	06280-14200

		Depository Name & Location:	Bank of America
			675 Anton Blvd., 2nd Floor
			Costa Mesa, CA 92626

*	All receipts must be deposited into the general account.
**

Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
5/25/2010	347798	THE GLENN KUMMER GRANDCHILDREN’S TRUST	General and Administrative		75,000.00	75,000.00
5/25/2010	347799	THE GLENN KUMMER CHILDREN’S TRUST	General and Administrative		175,000.00	175,000.00
5/26/2010	347800	ANNA C. AYRES	General and Administrative		288.00	288.00
5/26/2010	413400	INDIANA AMERICAN WATER CO	Other Holding Cost		87.48	87.48
5/26/2010	347801	AT&T TELECONFERENCE SERVICES	General and Administrative		208.79	208.79
5/26/2010	347802	ATHENS SERVICES	General and Administrative		169.97	169.97
5/26/2010	347803	HENRIQUEZ DOUGLAS W	General and Administrative		438.99	438.99
5/26/2010	347804	HEWLETT PACKARD COMPANY	General and Administrative		21,658.28	21,658.28
5/26/2010	347805	IRON MOUNTAIN OFF SITE DATA PROTECTION	General and Administrative		5,062.05	5,062.05
5/26/2010	347806	KUNETKA HEATHER L	General and Administrative		20.00	20.00
5/26/2010	347807	MAUREEN SCHWITZER	General and Administrative		3,200.00	3,200.00
5/26/2010	347808	MCMAHON WILLIAM F	General and Administrative		224.15	224.15
5/26/2010	347809	MIRAGLIA DAVID J	General and Administrative		6.15	6.15
5/26/2010	347810	PRICEWATERHOUSE COOPERS	General and Administrative		15,502.00	15,502.00
5/26/2010	347811	SAFESITE INC	General and Administrative		2,244.50	2,244.50
5/26/2010	347812	STEWART MARY ANN	General and Administrative		300.00	300.00
5/26/2010	347813	SUNGARD AVAILABILITY SERVICES LP	General and Administrative		7,062.00	7,062.00
5/26/2010	347814	VALENCIA RAY A	General and Administrative		415.99	415.99
5/26/2010	347815	WOLFE SOLUTIONS INC	General and Administrative		4,950.00	4,950.00
5/26/2010	413388	ADT SECURITY SERVICES	Other Holding Cost		113.77	113.77
5/26/2010	413389	AQC ENVIRONMENTAL ENGINEERS	Other Holding Cost		187.50	187.50
5/26/2010	413390	ARIZONA PUBLIC SERVICE CO	Other Holding Cost		822.87	822.87
5/26/2010	413391	CANADY MELANIE	Other Holding Cost		575.00	575.00
5/26/2010	413392	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
5/26/2010	413393	CVILLE ELECTRIC LIGHT & POWER	Other Holding Cost		688.56	688.56
5/26/2010	413394	EYE SPY SECURITY	Other Holding Cost		5,125.00	5,125.00
5/26/2010	413395	GEORGIA POWER	Other Holding Cost		293.22	293.22
5/26/2010	413396	HCI ENVIRONMENTAL & ENGINEERING	Other Holding Cost		36,698.04	36,698.04
5/26/2010	413397	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
5/26/2010	413398	HT CONSTRUCTION INC.	Other Holding Cost		534.24	534.24
5/26/2010	413399	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
5/26/2010	413401	INTERNAL REVENUE SERVICE	Salary		392.88	392.88
5/26/2010	413402	KRUEGER ROBERT	Other Holding Cost		1,000.00	1,000.00
5/26/2010	413403	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
5/26/2010	413404	MUNICIPAL AUTHORITY OF RALPHO TOWNSHIP	Other Holding Cost		540.00	540.00
5/26/2010	413405	PHILLIPS MARION L	Other Holding Cost		921.05	921.05
5/26/2010	413406	ROCK JASON C	Other Holding Cost		600.00	600.00
5/26/2010	413407	TRI STATE SECURITY	Other Holding Cost		1,296.00	1,296.00
5/26/2010	413408	TRICO DISPOSAL INC	Other Holding Cost		416.28	416.28
5/26/2010	413409	WEST ROBERT S	Other Holding Cost		275.00	275.00
5/26/2010	413410	WINDSTREAM CORPORATION	Other Holding Cost		102.35	102.35
5/26/2010	413411	WINEBAR KEITH E	Other Holding Cost		661.53	661.53
5/26/2010	413412	WOODLAND CITY OF WA	Other Holding Cost		319.84	319.84
6/2/2010	347816	AT&T	General and Administrative		15,882.91	15,882.91
6/2/2010	347817	AT&T	General and Administrative		914.23	914.23
6/2/2010	347818	AT&T CAPITAL SERVICES INC	General and Administrative		32,212.10	32,212.10
6/2/2010	347819	BLAKE CASSELS & GRAYDON	General and Administrative		3,957.38	3,957.38
6/2/2010	347820	BRYAN CAVE LLP	General and Administrative		1,750.00	1,750.00
6/2/2010	347821	CLAIM MANAGEMENT INCORPORATED	General and Administrative		150.00	150.00
6/2/2010	347822	COMPUTERSHARE INC	General and Administrative		2,065.08	2,065.08
6/2/2010	347823	COSHO HUMPHREY LLP	General and Administrative		38.00	38.00
6/2/2010	347824	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		204.36	204.36
6/2/2010	347825	EN POINTE TECHNOLOGIES SALES INC	General and Administrative		109,000.00	109,000.00
6/2/2010	347826	MARLOWE & WEATHERFORD PA	General and Administrative		1,050.00	1,050.00
6/2/2010	347827	MARSH RISK & INSURANCE SVCS	General and Administrative		114,089.36	114,089.36
6/2/2010	347828	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		3,155.30	3,155.30
6/2/2010	347829	OTIS ELEVATOR COMPANY	General and Administrative		329.74	329.74
6/2/2010	347830	TALX CORPORATION	General and Administrative		153.00	153.00
6/2/2010	347831	TW TELECOM	General and Administrative		841.15	841.15
6/2/2010	347832	VERIZON WIRELESS - BOX 9622 CA	General and Administrative		488.71	488.71
6/2/2010	347833	WATKINS & EAGER PLLC	General and Administrative		5,663.80	5,663.80
6/2/2010	347834	WOLFE SOLUTIONS INC	Professional Fees		5,175.00	5,175.00
6/2/2010	413413	ALARM CENTER INC	Other Holding Cost		59.54	59.54
6/2/2010	413414	AT&T	Warranty Work		260.97	260.97
6/2/2010	413415	AT&T	General and Administrative		130,698.15	130,698.15
6/2/2010	413416	AT&T	General and Administrative		410.29	410.29
6/2/2010	413417	AT&T — BOX 105262	Other Holding Cost		58.93	58.93
6/2/2010	413418	B-ALERT K-NINE SERVICES	Other Holding Cost		800.00	800.00
6/2/2010	413419	BEST LINE EQUIPMENT	Other Holding Cost		114.38	114.38
6/2/2010	413420	CHAMPION ELECTRIC INC	Other Holding Cost		7,707.00	7,707.00
6/2/2010	413421	CHANEY J T	Other Holding Cost		300.00	300.00
6/2/2010	413422	CHAPMAN ROBERT J	Other Holding Cost		1,000.00	1,000.00
6/2/2010	413423	CITY OF RIVERSIDE - CUST SERVICE	Other Holding Cost		2,434.26	2,434.26
6/2/2010	413424	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		24,405.01	24,405.01
6/2/2010	413425	GEORGIA POWER	Other Holding Cost		257.88	257.88
6/2/2010	413426	GOFF MURRAY	Other Holding Cost		200.00	200.00
6/2/2010	413427	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
6/2/2010	413428	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
6/2/2010	413429	INDIANA - WORKERS COMPENSATION BOARD	Other (Taxes, Benefits, etc.)		4,141.80	4,141.80
6/2/2010	413430	KOORSEN PROTECTION SERVICES	Other Holding Cost		862.50	862.50
6/2/2010	413431	LAW OFFICES OF CHRISTOPHER J LOWMAN	General and Administrative		1,463.22	1,463.22
6/2/2010	413432	LITTLER MENDELSON PC	General and Administrative		347.00	347.00
6/2/2010	413433	MARTINEZ SEVERO Z	Other Holding Cost		530.00	530.00
6/2/2010	413434	NIPSCO	Manufacturing Overhead		6.93	6.93

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
6/2/2010	413435	PHILLIPS MARION L	Other Holding Cost		823.27	823.27
6/2/2010	413436	PROFESSIONAL SERVICE INDUSTRIES IN	Other Holding Cost		1,987.00	1,987.00
6/2/2010	413437	RUBIDOUX COMMUNITY SERVICE	Other Holding Cost		2,164.50	2,164.50
6/2/2010	413438	SOUTHERN CAL EDISON	Other Holding Cost		1,430.83	1,430.83
6/2/2010	413439	TAMPA ELECTRIC CO	Other Holding Cost		753.20	753.20
6/2/2010	413440	TRI STATE SECURITY	Other Holding Cost		1,296.00	1,296.00
6/2/2010	413441	VERIZON FLORIDA INC	Other Holding Cost		125.24	125.24
6/2/2010	413442	VERIZON WIRELESS	Other Holding Cost		105.77	105.77
6/2/2010	413443	WEST ROBERT S	Other Holding Cost		712.50	712.50
6/2/2010	413444	WINEBAR KEITH E	Other Holding Cost		886.86	886.86
6/9/2010	347835	AQC ENVIRONMENTAL ENGINEERS	General and Administrative		250.00	250.00
6/9/2010	347836	AT&T	General and Administrative		331.05	331.05
6/9/2010	347837	AT&T MOBILITY	General and Administrative		810.83	810.83
6/9/2010	347838	ATHENS SERVICES	General and Administrative		169.97	169.97
6/9/2010	347839	CENTURYLINK	General and Administrative		684.88	684.88
6/9/2010	347840	CINDY HAVLICEK	General and Administrative		850.00	850.00
6/9/2010	347841	CITY OF RIVERSIDE - CUST SERVICE	General and Administrative		5,514.06	5,514.06
6/9/2010	347842	CTF5 CITRUS PARK LLC	General and Administrative		7,500.00	7,500.00
6/9/2010	347843	LEGAL VISION CONSULTING GROUP	General and Administrative		58,592.82	58,592.82
6/9/2010	347844	MARSH RISK & INSURANCE SVCS	General and Administrative		10,000.00	10,000.00
6/9/2010	347845	MAUREEN SCHWITZER	General and Administrative		3,200.00	3,200.00
6/9/2010	347846	PNC BANK	General and Administrative		1,000.00	1,000.00
6/9/2010	347847	SAFESITE INC	General and Administrative		2,244.50	2,244.50
6/9/2010	347848	STATE COMPENSATION INSURANCE FUND	General and Administrative		979.33	979.33
6/9/2010	347849	STEWART MARY ANN	General and Administrative		240.00	240.00
6/9/2010	347850	WOODCOCK JAMES W	General and Administrative		420.06	420.06
6/9/2010	413445	ALMA TELEPHONE COMPANY	Other Holding Cost		65.61	65.61
6/9/2010	413446	AT&T - BOX 660011	Other Holding Cost		50.64	50.64
6/9/2010	413447	B-ALERT K-NINE SERVICES	Other Holding Cost		800.00	800.00
6/9/2010	413448	CASCADE NATURAL GAS CO	Other Holding Cost		25.44	25.44
6/9/2010	413449	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
6/9/2010	413450	EDGERTON UTILITIES	Other Holding Cost		1,176.34	1,176.34
6/9/2010	413451	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
6/9/2010	413452	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
6/9/2010	413453	INDIANA AMERICAN WATER CO	Other Holding Cost		323.28	323.28
6/9/2010	413454	INVENTUS	General and Administrative		6,190.25	6,190.25
6/9/2010	413455	KRUEGER ROBERT	Other Holding Cost		1,000.00	1,000.00
6/9/2010	413456	LUMBEE RIVER ELECTRIC	Other Holding Cost		1,611.33	1,611.33
6/9/2010	413457	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
6/9/2010	413458	OHIO GAS COMPANY	Other Holding Cost		12.60	12.60
6/9/2010	413459	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		5,016.74	5,016.74
6/9/2010	413460	PHILLIPS MARION L	Other Holding Cost		650.00	650.00
6/9/2010	413461	PUD 1 OF COWLITZ COUNTY	Other Holding Cost		13.09	13.09
6/9/2010	413462	ROCK JASON C	Other Holding Cost		1,200.00	1,200.00
6/9/2010	413463	SIDERIS LITIGATION SUPPORT SERVICES	General and Administrative		2,115.00	2,115.00
6/9/2010	413464	SPRINT	Other Holding Cost		133.35	133.35
6/9/2010	413465	TREANGEN MICHELE	Other Holding Cost		3,150.00	3,150.00
6/9/2010	413466	TRI STATE SECURITY	Other Holding Cost		1,296.00	1,296.00
6/9/2010	413467	VECTREN ENERGY DELIVERY OF INDIANA	Other Holding Cost		1,006.45	1,006.45
6/9/2010	413468	WEST ROBERT S	Other Holding Cost		367.50	367.50
6/9/2010	413469	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
6/15/2010	347851	AT&T	General and Administrative		15,080.57	15,080.57
6/15/2010	347852	AT&T	General and Administrative		617.77	617.77
6/15/2010	347853	AT&T CAPITAL SERVICES INC	General and Administrative		10,448.98	10,448.98
6/15/2010	347854	BUCKETEER MAINTENANCE INC	General and Administrative		1,200.00	1,200.00
6/15/2010	347855	CENTURYLINK	General and Administrative		2,738.92	2,738.92
6/15/2010	347856	COMPUTERSHARE INC	General and Administrative		2,050.03	2,050.03
6/15/2010	347857	REIMBURSEMENT CONSULTANTS, INC	Other (Taxes, Benefits, etc.)		23,850.78	23,850.78
6/15/2010	413470	ARIZONA PUBLIC SERVICE CO	Other Holding Cost		747.63	747.63
6/15/2010	413471	AT&T	General and Administrative		138.01	138.01
6/15/2010	413472	AT&T	General and Administrative		67,378.04	67,378.04
6/15/2010	413473	AT&T	General and Administrative		400.19	400.19
6/15/2010	413474	BRAVO MAINTENANCE	Other Holding Cost		2,394.00	2,394.00
6/15/2010	413475	CHANEY J T	Other Holding Cost		300.00	300.00
6/15/2010	413476	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
6/15/2010	413477	CVILLE ELECTRIC LIGHT & POWER	Other Holding Cost		131.11	131.11
6/15/2010	413478	DOUGLAS CITY OF GA - UTILITIES	Other Holding Cost		1,393.74	1,393.74
6/15/2010	413479	GEXA ENERGY LP	Other Holding Cost		1,172.43	1,172.43
6/15/2010	413480	GOFF MURRAY	Other Holding Cost		200.00	200.00
6/15/2010	413481	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
6/15/2010	413482	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
6/15/2010	413483	JIMS LAWN SERVICE	Other Holding Cost		320.00	320.00
6/15/2010	413484	LUMBEE RIVER ELECTRIC	Other Holding Cost		1,515.73	1,515.73
6/15/2010	413485	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
6/15/2010	413486	MUNICIPAL AUTHORITY OF RALPHO TOWNSHIP	Other Holding Cost		540.00	540.00
6/15/2010	413487	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		130.50	130.50
6/15/2010	413488	PHILLIPS MARION L	Other Holding Cost		650.00	650.00
6/15/2010	413489	PUD 1 OF COWLITZ COUNTY	Other Holding Cost		486.88	486.88
6/15/2010	413490	SOUTHERN CAL EDISON	Other Holding Cost		215.80	215.80
6/15/2010	413491	SOUTHERN CAL GAS CO	Other Holding Cost		75.79	75.79
6/15/2010	413492	TRI STATE SECURITY	Other Holding Cost		1,368.00	1,368.00
6/15/2010	413493	WEST ROBERT S	Other Holding Cost		520.00	520.00
6/15/2010	413494	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
6/1/2010	Wire	BANK OF AMERICA	Interest		8,530.67	8,530.67

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
6/8/2010	Wire	CHICAGO TITLE	Title Fee		22,594.00	22,594.00
6/11/2010	Wire	ADP SERVICE FEES	Payroll Service Fee		54.85	54.85
6/16/2010	Wire	BANK OF AMERICA	Pcard Expenses		764.16	764.16
5/24/2010	Wire	ADP SERVICE FEES	Payroll Service Fee		578.17	578.17
5/28/2010	Wire	ADP SERVICE FEES	Payroll Service Fee		204.85	204.85
6/4/2010	Wire	ADP SERVICE FEES	Payroll Service Fee		109.70	109.70
6/17/2010	Wire	UCC BANK FEES	Bank Fee		14.00	14.00
5/27/2010	Wire	FTI CONSULTING	Professional Fees		35,733.98	35,733.98
5/27/2010	Wire	OTTERBOURG & STEINDLER, BOFA LEGAL FEES	Professional Fees		58,940.00	58,940.00
6/1/2010	Wire	FOCALPOINT SECURITIES	Professional Fees		36,600.55	36,600.55
6/1/2010	Wire	GRANT THORTON	Professional Fees		192,841.51	192,841.51
6/1/2010	Wire	PACHULSKI STANG & ZIEL	Professional Fees		80,662.68	80,662.68
6/1/2010	Wire	GIBSON DUNN & CRUTCHER	Professional Fees		474,773.93	474,773.93
6/17/2010	Wire	DELOITTE FINANCIAL ADVISORS (AIP MEDIATION)	Professional Fees		25,000.00	25,000.00
5/24/2010	Wire	BROADSPIRE	Worker’s Compensation		666.00	666.00
5/26/2010	Wire	BROADSPIRE	Worker’s Compensation		445.00	445.00
5/27/2010	Wire	BROADSPIRE	Worker’s Compensation		131.21	131.21
5/28/2010	Wire	BROADSPIRE	Worker’s Compensation		4,058.20	4,058.20
6/1/2010	Wire	BROADSPIRE	Worker’s Compensation		65.70	65.70
6/3/2010	Wire	BROADSPIRE	Worker’s Compensation		350.71	350.71
6/7/2010	Wire	BROADSPIRE	Worker’s Compensation		1,042.62	1,042.62
6/8/2010	Wire	BROADSPIRE	Worker’s Compensation		363.22	363.22
6/10/2010	Wire	BROADSPIRE	Worker’s Compensation		635.24	635.24
6/17/2010	Wire	BROADSPIRE	Worker’s Compensation		333.00	333.00
6/18/2010	Wire	BROADSPIRE	Worker’s Compensation		536.19	536.19
5/26/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		44,501.83	44,501.83
5/27/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		29,813.41	29,813.41
6/2/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		9,736.25	9,736.25
6/3/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		5,712.46	5,712.46
6/9/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		45,164.23	45,164.23
6/10/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		17,803.13	17,803.13
6/16/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		9,994.62	9,994.62
6/17/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		5,665.87	5,665.87
		Other adjustment			20.00	20.00

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	2,221,312.59	$2,221,312.59

						0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	6/20/2010	Balance on Statement:	30,888,258.52

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

		$—

TOTAL DEPOSITS IN TRANSIT			0.00

*This is the total deposits in transit for all entities at 06/20/2010

** Intercompany receipt in transit 6/20/2010

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9223944	3/17/2009	66.97
9223946	3/17/2009	52.60
8661569	3/19/2009	28,013.59
2152346	3/20/2009	3.89
268010	3/25/2009	681.95
268137	3/27/2009	1,750.00
2785482	3/27/2009	381.97
268263	3/31/2009	6.27
268378	3/31/2009	292.93
268682	4/3/2009	666.00
9224090	4/3/2009	3,560.00
1272865	4/8/2009	500.00
2152422	4/8/2009	89.40
268784	4/9/2009	500.00
1272881	4/9/2009	2,091.07
4265265	4/15/2009	12.00
269058	4/17/2009	1,000.00
1272952	4/17/2009	168.75
9224307	4/17/2009	945.34
4855154	4/20/2009	67.29
2785673	4/24/2009	11,705.00
44104764	5/6/2009	9.90
9224666	5/15/2009	2.76
9224716	5/19/2009	130.00
9224722	5/19/2009	303.94
9224728	5/19/2009	46.87
2152622	5/21/2009	461.10
4789422	5/29/2009	6,340.32
2252896	6/3/2009	54.14
346600	6/5/2009	7.81
742930	6/5/2009	75.00
5548699	6/5/2009	100.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
4789490	6/10/2009	3,830.12
44104948	6/15/2009	161.07
270497	6/19/2009	852.53
2786170	6/26/2009	300.00
346770	6/30/2009	262.00
9225660	7/10/2009	34.43
5548989	7/16/2009	118.72
9225699	7/16/2009	162.85
9225749	7/16/2009	65.22
1990280	7/22/2009	25.00
5549009	7/22/2009	1,083.00
849706	8/3/2009	334.00
1990372	8/5/2009	105.00
1274148	8/6/2009	177.62
347001	8/7/2009	89.40
1990450	8/13/2009	67.60
272116	9/1/2009	300.00
272440	9/25/2009	300.00
347349	11/4/2009	1,724.00
412684	12/21/2009	65.10
412772	1/12/2010	1,000.00
347563	2/5/2010	339.93
412961	2/12/2010	1,000.00
412976	2/19/2010	706.69
347668	3/16/2010	37,710.06
347711	4/1/2010	2,155.00
413183	4/2/2010	110.00
413332	5/11/2010	1,000.00
413359	5/13/2010	54.44
413368	5/18/2010	3,300.00
413406	5/26/2010	600.00
347821	6/2/2010	150.00
347840	6/9/2010	850.00
347846	6/9/2010	1,000.00
347850	6/9/2010	420.06
413446	6/9/2010	50.64
413449	6/9/2010	500.00
413454	6/9/2010	6,190.25
413462	6/9/2010	1,200.00
413463	6/9/2010	2,115.00
347851	6/15/2010	15,080.57
347852	6/15/2010	617.77
347853	6/15/2010	10,448.98
347855	6/15/2010	2,738.92
347856	6/15/2010	2,050.03
347857	6/15/2010	23,850.78
413471	6/15/2010	138.01
413472	6/15/2010	67,378.04
413473	6/15/2010	400.19
413475	6/15/2010	300.00
413476	6/15/2010	500.00
413477	6/15/2010	131.11
413478	6/15/2010	1,393.74
413479	6/15/2010	1,172.43
413480	6/15/2010	200.00
413481	6/15/2010	150.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
413482	6/15/2010	300.00
413483	6/15/2010	320.00
413485	6/15/2010	150.00
413486	6/15/2010	540.00
413487	6/15/2010	130.50
413488	6/15/2010	650.00
413489	6/15/2010	486.88
413491	6/15/2010	75.79
413492	6/15/2010	1,368.00
413493	6/15/2010	520.00
413494	6/15/2010	600.00

TOTAL OUTSTANDING CHECKS:			262,288.33

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$30,625,970.19

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS

C. (14200 - FHI MAIN CASH COLLECTION ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		11,506.43

4.	RECEIPTS DURING CURRENT PERIOD:		3,425,020.13

5.	BALANCE:		3,436,526.56

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		3,436,526.56

7.	ENDING BALANCE:		(0.00)

8.	Account Number(s):	14200

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
5/24/2010		Transfer to BofA	Paydown revolver loan at BofA	15,006.43
5/25/2010		Transfer to BofA	Paydown revolver loan at BofA	3,244,866.35
5/31/2010		Transfer to BofA	Paydown revolver loan at BofA	19,765.88
6/3/2010		Transfer to BofA	Paydown revolver loan at BofA	33,895.00
6/7/2010		Transfer to BofA	Paydown revolver loan at BofA	57,012.23
6/9/2010		Transfer to BofA	Paydown revolver loan at BofA	4,804.00
6/11/2010		Transfer to BofA	Paydown revolver loan at BofA	55,495.76
6/16/2010		Transfer to BofA	Paydown revolver loan at BofA	5,082.43
6/17/2010		Transfer to BofA	Paydown revolver loan at BofA	598.48

			TOTAL DISBURSEMENTS THIS PERIOD:	3,436,526.56
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

D. (27063 - FHI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		1,212,281.04

4.	RECEIPTS DURING CURRENT PERIOD:		4,427,981.89

5.	BALANCE:		5,640,262.93

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		4,715,337.13

7.	ENDING BALANCE:		924,925.80

8.	Account Number(s):	27063

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
5/24/10 - 6/20/10		Transfer to 27064	Fund daily wires and controlled disbursements	1,900,000.00
5/24/10 - 6/20/10		Transfer to 62795	Fund manual payroll checks	0.00
5/24/10 - 6/20/10		Transfer to 404875	Transfer funds to FHI Investment account	2,500,000.00
5/24/10 - 6/20/10		ADP	Fund payroll expenses	0.00
5/24/10 - 6/20/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	32,168.66
5/24/10 - 6/20/10		Transfer to Controlled Disbursement 13901	Fund daily controlled disbursement accounts	283,168.47

			TOTAL DISBURSEMENTS THIS PERIOD:	4,715,337.13
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

E. (27064 - FEI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		552,989.55

4.	RECEIPTS DURING CURRENT PERIOD:		2,406,410.37

5.	BALANCE:		2,959,399.92

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		1,955,277.39

7.	ENDING BALANCE:		1,004,122.53

8.	Account Number(s):	27064

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
5/24/10 - 6/20/10		Transfer to 27063	Fund daily wires and controlled disbursements
5/24/10 - 6/20/10		Transfer to 62771	Fund manual payroll checks	0.00
5/24/10 - 6/20/10		Transfer to 404850	Transfer funds to FEI Investment account	0.00
5/24/10 - 6/20/10		Transfer to 63587	Transfer to Cash Collateral	0.00
5/24/10 - 6/20/10		ADP	Fund payroll expenses	168,391.80
5/24/10 - 6/20/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	905,316.81
5/24/10 - 6/20/10		Controlled Disbursement	Clearing checks through controlled disbursement account	881,568.78
5/24/10 - 6/20/10		Transfer to 71799	Transfer funds to escrow account	0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	1,955,277.39
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

F. (FLT00-AR REVOLVER LOAN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:		3,436,526.56

5.	BALANCE:		3,436,526.56

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		3,436,526.56

7.	ENDING BALANCE:		0.00

8.	Account Number(s):	FLT00-AR

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
5/24/2010		Transfer to 27063	Revolver Advance to Main FHI	15,006.43
5/25/2010		Transfer to 27063	Revolver Advance to Main FHI	3,244,866.35
5/31/2010		Transfer to 27063	Revolver Advance to Main FHI	11,235.21
6/3/2010		Transfer to 27063	Revolver Advance to Main FHI	33,895.00
6/7/2010		Transfer to 27063	Revolver Advance to Main FHI	57,012.23
6/9/2010		Transfer to 27063	Revolver Advance to Main FHI	4,804.00
6/11/2010		Transfer to 27063	Revolver Advance to Main FHI	55,495.76
6/16/2010		Transfer to 27063	Revolver Advance to Main FHI	5,068.43
6/17/2010		Transfer to 27063	Revolver Advance to Main FHI	598.48
6/1/2010		Bank of America	Interest & LC Fee	8,530.67
6/16/2010		Bank of America	Interest & LC Fee	14.00

			TOTAL DISBURSEMENTS THIS PERIOD:	3,436,526.56

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

G. (63587 - CASH COLLATERAL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	3,607,466.05

4.	RECEIPTS DURING CURRENT PERIOD:	773.53

5.	BALANCE:	3,608,239.58

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	3,608,239.58

8.	Account Number(s):	63587

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
			NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

H. (404875 - FHI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	12,096,761.66

4.	RECEIPTS DURING CURRENT PERIOD:	2,500,000.00

5.	BALANCE:	14,596,761.66

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	1,000,000.00

7.	ENDING BALANCE:	13,596,761.66

8.	Account Number(s):	404875 (249-01122-1-2-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
6/1/2010		Transfer to 27063	Fund daily wires and disbursements	1,000,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	1,000,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

I. (404850 - FEI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	(0.00)

4.	RECEIPTS DURING CURRENT PERIOD:	0.00

5.	BALANCE:	(0.00)

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	(0.00)

8.	Account Number(s):	404850 (249-01119-1-7-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

J. (62771 - FEI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	205.61

4.	RECEIPTS DURING CURRENT PERIOD:	0.00

5.	BALANCE:	205.61

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	205.61

8.	Account Number(s):	62771

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

K. (62795 - FHI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS

3.	BEGINNING BALANCE:	0.00

4.	RECEIPTS DURING CURRENT PERIOD:	0.00

5.	BALANCE:	0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	0.00

8.	Account Number(s):	62795

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

L. PREPAID CREDIT CARD

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	55,663.43

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	$—

5.	BALANCE:	55,663.43

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	$55,663.43

8.	PREPAID Account Number:	61059

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

M. CONTROL DISBURSEMENT ACCOUNT ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR INTERST BEARING OPERATING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR INTEREST BEARING OPERATING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		532,937.67

4.	RECEIPTS DURING CURRENT PERIOD:		$—

5.	BALANCE:		532,937.67

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		$532,937.67

8.	CONTROL DISBURSEMENT Account Number:	61412

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM INTEREST BEARING OPERATING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

N. UTILITY DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		201,375.24

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		201,375.24

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		201,375.24

8.	UTILITY Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM LOAN SERVICING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

O. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69758

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

P. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69550

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

Q. CAVCO DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		669,027.00

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		669,027.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		669,027.00

8.	Deposit Account Number:	71799

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

R. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,295,000.00

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		10,295,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		10,295,000.00

8.	Deposit Account Number:	N/A

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

S. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	71195

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

II.A.  STATUS OF PAYMENTS TO LESSORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Post-Petition payments not made (Number)	Total Due
Alpha Systems	Mfg Equip	Quarterly	0	$751.10
Avaya	Telephone	Monthly	0	—
Axis Capital	Postage Meter	Monthly	0 - 14	2,807.66
Boise Office Equipment	Office Equipment	Monthly	1	108.09
Central Railroad of Indianapolis	CSX Railroad Siding	Annually	0	—
Cintas Corporation	Uniforms	Monthly	0	—
CIT Technology Financing Services, Inc.	Office Equipment	Monthly	1	106.00
Citrus Park	Property	Monthly	0	—
Contact Office Solutions	Office Equipment	Monthly	0	—
Court Square Leasing	Office Equipment	Monthly	0	—
CTWP Leasing	Office Equipment	Monthly	0	—
DeLage Landen	Forklift	Monthly	0 - 11	31,273.72
DeLage Landen	Office Equipment	Monthly	0 - 14	17,169.05
Dugdale Comm	Telephone	Monthly	3	1,343.85
GE Capital	Forklift	Monthly	11	13,406.40
GE Capital	Office Equipment	Monthly	5	893.45
GE Capital	Trucks	Monthly	0	—
GE Capital	Trucks	Monthly	0-1	1,512.50
GE Fleet Services	Trucks	Monthly	0 - 1	5,984.44
Hasler, Inc.	Postage Meter	Monthly	0	10.53
IKON Office Solutions	Office Equipment	Monthly	1 - 2	607.70
LBM Leasing Services	Office Equipment	Monthly	0	—
Neopost Inc	Postage Meter	Annually	0	2,260.02
Pacific Office Automation	Office Equipment	Monthly	0-1	1,054.00
PENSKE TRUCK LEASING	Trucks	Monthly	0	17,734.62
Pitney Bowes	Postage Meter	Quarterly	0 - 6	1,577.19
PlainsCapital Leasing	Computer	Monthly	4	11,204.18
Robert Weliver	Property	Monthly	2	9,200.00
Rubu, LLC	Property	Monthly	2	2,500.00
Sprint	Telephone	Monthly	0	2,815.25
Trimble (formerly @Road)	GPS Navigation	Monthly	0 - 4	2,576.07
Waco RefresH20	Mfg Equip	Quarterly	0	—
Xerox	Office Equipment	Monthly	0 - 1	12,328.73

				$139,224.55

II.B.  STATUS OF PAYMENTS TO SECURED CREDITORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
BARCLAYS CAPITAL INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BNP PARIBAS PRIME BROKERAGE, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BROWN BROTHERS HARRIMAN & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
CREDIT SUISSE SECURITIES (USA) LLC	14% SENIOR NOTES (A)	QUARTERLY		4
FIRST CLEARING CORPORATION, LLC	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN SACHS EXECUTION & CLEARING, LP	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN, SACHS & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
J P MORGAN CHASE BANK, NATIONAL ASSOCIATION	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN CLEARING CORP.	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN SECURITIES INC.	14% SENIOR NOTES (A)	QUARTERLY		4
JEFFERIES & COMPANY, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
MORGAN STANLEY & CO. INCORPORATED	14% SENIOR NOTES (A)	QUARTERLY		4
SSB - TRUST CUSTODY	14% SENIOR NOTES (A)	QUARTERLY		4
STATE STREET BANK AND TRUST COMPANY	14% SENIOR NOTES (A)	QUARTERLY		4
THE BANK OF NEW YORK MELLON/ MELLON TRUST OF NEW ENGLAND, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
UNION BANK OF CALIFORNIA, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
Total Cash Interest Due					$6,539,105.56

BANK OF AMERICA, N.A.	LETTERS OF CREDIT				Contingent

ISIS Lending	REAL ESTATE MORTGAGE				$4,359,737.52

(A) Debtor reserves the right to dispute the characterzation of any secured claims.

TOTAL DUE:	10,898,843.08

II.C.  STATUS OF PAYMENTS TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Debtor has over 90 executory contracts that are under consideration for rejection. The amounts due are contingent on upon some future event or activity.

				TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	5/24/2010-6/20/2010
Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	173,562.34

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	—	—
State Withholding	—	—
FICA- Employer’s Share	—	—
FICA- Employee’s Share	—	—
Medicare - Employer’s	—	—
Medicare - Employee’s	—	—
SUI/SDI - Employer’s	—	—
SUI/SDI - Employee’s	—	—
Federal Unemployment	—	—
Sales and Use	—	—
Real Property	—	—
Other:		—
TOTAL:	—	—

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	$21,610.41
31 - 60 days	129.34
61 - 90 days
91 - 120 days
Over 120 days		4,824,774.63	990,074.75
TOTAL:	21,739.75	4,824,774.63	990,074.75

V. INSURANCE COVERAGE

Description of Coverage	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Auto Liability	Philadelphia Insurance Group	$1,000,000	11/1/2010	11/1/2010
Cargo	Fireman’s Fund	$500,000	Until Cancelled	Cancelled
Corp. Counsel	AIG (American International Specialty)	$5,000,000	Not Renewed
D&O	Chubb (Tail)	$10,000,000	6/30/2016	6/30/2016
D&O	Chubb (Extension)	$10,000,000	6/30/2010	8/30/2010
D&O	National Union Fire Insurance Company (Extension)	$10,000,000	6/30/2010	8/30/2010
Environmental	American International Specialty Lines	$10,000,000	11/1/2010	11/1/2010
Excess Liability	Great American Insurance Company	$5,000,000	11/1/2010	11/1/2010
Excess Liability	AIG Excess Liability Ins Co LTD	$25,000,000	Not Renewed
Fidelity	Zurich American Insurance	$10,000,000	Not Renewed
Fiduciary	Chubb Insurance Group	$15,000,000	7/1/2010	7/1/2013
Fiduciary Excess	National Union	$5,000,000	Not Renewed
General Liability	AIG (American International Specialty Lines)	$1,000,000	11/1/2010	11/1/2010
K&R	The Liberty Mutual Group	$5,000,000	1/19/2011	1/19/2011
Non-Subscriber	Lexington Insurance Company	$2,000,000	Not Renewed
Non-Subscriber	Lexington Insurance Company	$1,000,000	Not Renewed
Notary E&O	Western Surety Company	$30,000	Not Renewed
Products	Gibraltar	$775,065	8/30/2010	8/30/2010
Property	Crum & Forster	$20,000,000	4/30/2010	4/30/2011
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$4,500,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$50,000,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$25,000,000	Not Renewed
WC	Ins. Co. State of PA (Deductible)	Statutory	Not Renewed
WC	Hartford (Guaranteed Cost)	Statutory	Not Renewed
WC	State Compensation Insurance Fund	Statutory	1/1/2010	6/30/2010
WC (Excess)	Midwest Employers Casualty Co.	Statutory	Not Renewed
WC (Excess)	Gibraltar	Statutory	Not Renewed

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
Qtr1, March 2009	$—	$14,625.00	05/19/09	$14,625.00	—
Qtr 2, June 2009	84,090,881.65	151,550.00	07/21/09	151,550.00	—
Qtr 3, September 2009	68,425,442.33	133,675.00	10/27/09	133,675.00	—
Qtr 4, December 2009	18,783,986.44	52,975.00	01/19/10	52,975.00	—
Qtr 1, March 2010	31,799,747.35	56,075.00	04/23/10	56,075.00	—
Qtr 2, June 2010	16,467,906.89	49,400.00			49,400.00
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		408,900.00		408,900.00	49,400.00

*

Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Andrew Griffiths	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$48,533.34
Leonard J. McGill	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$25,000.00
James E. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$18,540.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

X. BALANCE SHEET

(Amounts in thousands)

	June 20, 2010	Mar 09, 2009

ASSETS
Cash and cash equivalents	18,429	23,986
Restricted Cash	15,362	650
Market investments	19,554	17,563
Receivables	4,062	33,994
Inventories	90	90,983
Performance bond deposits	18,114
Other current assets	9,552	13,561
Total Current Assets	85,163	180,737

Property, plant and equipment, net	52,611	130,044
Cash value of company-owned life insurance (COLI)	—	4,016
Investments in subsidiary (CTPS)	8,892	8,892
Other Assets	5,490	22,824
TOTAL ASSETS	$152,156	$346,514

POST PETITION LIABILITIES
Accounts payable	21
Employee compensation and benefits	497
Product warranty reserve	—
Insurance reserves	4,009
Accrued Interest	18,305
Short-term borrowings	4,195
Other current liabilities	(90)
Deferred compensation and retirement benefits	—
5% convertible senior subordinated debentures	—
6% convertible subordinated debentures	—
14% Senior Note	19,061
Other long-term borrowings	—
Other non-current liabilities	—
TOTAL POST PRETITION LIABILITIES	45,998

PRE PETITION LIABILITIES
Accounts payable	10,201	10,036
Employee compensation and benefits	4,248	20,207
Product warranty reserve	4,757	35,473
Insurance reserves	17,871	39,837
Accrued Interest	13,745	13,745
Short-term borrowings	311	311
Other current liabilities	14,730	25,584
Deferred compensation and retirement benefits	8,953	9,076
5% convertible senior subordinated debentures	1,069	1,069
6% convertible subordinated debentures	160,142	160,142
14% Senior Note	61,848	61,848
Other long-term borrowings	23,725	27,731
Other non-current liabilities	—	12,894
TOTAL PRE PRETITION LIABILITIES	321,600	417,953

TOTAL LIABILITIES	367,598

COMMITMENTS AND CONTINGENCIES
Shareholders equity:
Preferred stock, $1 par value, authorized 10,000,000 shares, non outstanding	—	—
Common stock, $.01 par value, authorized 300,000,000 shares, outstanding 209.320.000 at January 25, 2009 amd 64,257,000 at April 27, 2008	2,080	2,092
Additional paid-in capital	623,634	623,279
Accumulated deficit	(840,030)	(695,389)
Accumulated other comprehensive loss	(1,126)	(1,422)
	(215,442)	(71,439)

TOTAL LIABILITIES AND SHARESHOLDERS’ EQUITY	$152,156	$346,514

Note 1:	Balance sheet includes non-debtors. The most significant is Gibraltar the captive insurance company with assets of $24.7 million and liabilities of $18.9 million.

Note 2:	Restricted cash includes amounts that are currently held as collateral for undrawn lines of credit or are restricted under the terms of an applicable order of the bankruptcy court.

Note 3:	Not reflected on the balance sheet are $950,000 of letters of credit mainly to support the workers’ compensation self-insured exposure.

X. INCOME STATEMENT

(ACCRUAL BASIS ONLY)

	Actual FY11	Actual FY11
	May	June

SALES
Gross sales	—	—
Intercompany sales	—	—
Sales discounts and allowances	—	—
NET SALES

COST OF GOODS SOLD
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost
TOTAL MATERIALS COST

OPERATING EXPENSES
Payroll - Insiders	142,278	92,073
Payroll - Other Employees	62,102	84,087
Payroll Taxes	9,315	15,555
Other Taxes (Itemize)	—	—
Depreciation and Amortization	—	—
Rent Expense - Real Property	7,500	7,500
Lease Expense - Personal Property	—	7,402
Insurance	119,241	131,113
Real Property Taxes	105,928	70
Telephone and Utilities	42,709	57,563
Repairs and Maintenance	103,127	61,650
Travel and Entertainment (Itemized - Attachment)	134	1,528
Miscellaneous Operating Expenses (Itemized - See Attachment)	1,705,604	1,207,968
TOTAL OPERATING EXPENSES	2,297,938	1,666,509

INCOME/(LOSS) FROM OPERATIONS	(2,297,938)	(1,666,509)

NON-OPERATING INCOME
Interest Income
Interest Income - Intercompany	—	—
Interest Income - Common Securities	44,460	44,921
Interest Income - Taxable	1,517	774
Investment Income - Management Fees	12,985	21,553
TOTAL NON-OPERATING INCOME	58,962	67,248

NON-OPERATING EXPENSES
Long Term Interest Expense - Senior Note	1,705,573	1,705,573
Long Term Interest Expense	228,306	235,865
Long Term Interest Expense - B of A	—
Long Term Interest Expense - CTPS	835,689	835,689
Long Term Interest Expense - Miscellaneous	—	—
TOTAL NON-OPERATING EXPENSES	2,769,568	2,777,126

OTHER (ITEMIZE - SEE ATTACHMENT)	—	—

TAXES

NET INCOME (LOSS)	(5,008,365)	(4,376,388)

MISCELLANEOUS - OTHER SCHEDULE

	Actual FY11	Actual FY11
	May	June

TOTAL OPERATING EXPENSES	2,297,938	1,666,509

DIRECT LABOR - OTHER	—	—

5301 LABOR OVERHEAD	—	—

5320 SUPPLIES & SERVICE-VARIABL	—	416

5360 OTHER MANUF COSTS-VARIABLE	—	—

5390 APPLIED MFG OHD-VARIABLE	—	—

5500 + 5600 SHIPPING, HANDLING, INSTALLATION	—	—

ADVERTISING	144,891	—

REPURCHASE COSTS	—	—

OFFICE EXPENSES	13,753	243,807

6600 WARRANTY & SERVICE EXPENSES	139	3,490

7211.XXX MATERIAL	—	—

8360 EXTERNAL LABOR-FIXED	814,753	1,063,105

8448.XXX AUDIT FEES	—	—

LEGAL EXPENSES	56,970	29,702

PUBLIC COMPANY EXPENSES	—	4,115

8590.XXX GAIN/LOSS-CURRENCY	2,376	61,313

8625.XXX GAIN/LOSS SALE-FXD ASSET	342,522	(43,391)

INSURANCE - CHANGE IN CSV	365,664	—

8870 IDLE FACIL-OTHER-FIXED	—	—

OTHER’ OPERATING EXPENSES (ITEMIZED ABOVE)	1,741,068	1,362,557

MISCELLANEOUS OPERATING EXPENSES (NOT ITEMIZED)	(35,643)	(154,589)

TOTAL ‘OTHER’ OPERATING EXPENSES	1,705,425	1,207,968

TRAVEL SCHEDULE

	Actual FY11	Actual FY11
	May	June

5535.011 WH TRAVESL SERV MNGR FSS	$—	$—
6452 RELOC-TRAVEL TO NEW LOC	—	—
6461 TRAVEL AIRLINE	—	—
6462 TRAVEL RENTAL CARS	—	—
6463 TRAVEL LODGING	—	—
6464 TRAVEL MEAL/PER DIEM	—	—
6465 TRAVEL PERSONAL CAR	—	—
6466 TRAVEL - ENTERTAINMENT	—	—
6467 TRAVEL OTHER	—	—
6617.414 TRAVEL TRAILERS	—	—
6852 SVC-RELOC-TVL TO NEW LOC	—	—
6861 SVC-AIRLINE TRAVEL	—	—
6862 SVC-TRAVEL-RENTAL CARS	—	—
6863 SVC-TRAVEL LODGING	—	—
6864 SVC-TRAVEL-MEAL/PERDIEM	—	—
6865 SVC-TRAVEL PERSONAL CAR	—	—
6866 SVC-TRAVEL-ENTERTIANMENT	—	—
6867 SVC-TRAVEL OTHER	—	—
7652 RELOC-TRAVEL NEW LOCAT	—	—
7653 RELOC-PRE-MOVE TRAVEL	—	—
7681 TRAVEL-AIRLINES	—	—
7682 TRAVEL-RENTAL CARS	—	—
7683 TRAVEL-LODGING	—	—
7684 TRAVEL-MEAL & PER DIEM	—	—
7685 TRAVEL-PERSONAL AUTO	—	—
7686 TRAVEL-ENTERTAINMENT	—	—
7687 TRAVEL-OTHER	—	—
7693.XXX TRAIN & EDUC-TRAVEL	—	—
8343 TRAINING & EDUCATION-TRAVEL	—	—
8352 RELOC-TRAVEL NEW LOCAT	—	—
8353 RELOC-PRE-MOVE TRAVEL	—	—
8380 TRAVEL & ENTERTAIN-FIXED	134	1,528
8426.63130 TRAVEL	—	—
8426.63131 TRAVEL - MEALS	—	—
8426.63132 TRAVEL- BUSINESS ENTERTAINMENT	—	—
8552.102 DIRECTORS TRAVEL	—	—
8686 TRAVEL & ENTERTAINMENT	—	—

TOTAL TRAVEL AND ENTERTAINMENT	$134	$1,528

XI.  QUESTIONNAIRE

			No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:		☒	☐

			No	Yes

2.

Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

			☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
A plan and disclosure statement were filed 4.28.10. The disclosure statement was approved and ballots sent to creditors. The confirmation hearing has been rescheduled for July 29, 2010.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None

			No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.		☒	☐

I declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

	Principal for Debtor-in-Possession:	/s/ James F. Smith

	Date:	7/20/10